Income Tax (Details) - Schedule of deferred tax assets - GOOD WORKS ACQUISITION CORP. [Member]	Dec. 31, 2020 USD ($)
Organizational costs/Startup expenses	$ 21,868
Federal net operating loss	4,658
Total deferred tax asset	26,526
Valuation allowance	(26,526)
Deferred tax asset, net of allowance